PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated March 15, 2019
to Prospectuses dated April 30, 2018

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

This Supplement contains information about changes for the AST Goldman Sachs Large-Cap Value Portfolio of the Advanced Series Trust. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

AST Goldman Sachs Large-Cap Value Portfolio - Merger:

As described below, on or about April 29, 2019 (the “Effective Date”), the AST Goldman Sachs Large-Cap Value Portfolio (the “Target Portfolio”) will be merged into the AST T. Rowe Price Large-Cap Value Portfolio (the “Acquiring Portfolio”) as noted below. All references to the AST Goldman Sachs Large-Cap Value Portfolio in your Annuity Prospectus should be disregarded after the Effective Date.

Target Portfolio	Acquiring Portfolio
AST Goldman Sachs Large-Cap Value Portfolio	AST T. Rowe Price Large-Cap Value Portfolio

On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. This transfer will be made by replacing your contract’s units of the Sub-account investing in the Target Portfolio with units of the Sub-account investing in the Acquiring Portfolio based on the unit value of each Portfolio at the time of the merger.

The annual expenses for the AST T. Rowe Price Large-Cap Value Portfolio for the year ended December 31, 2017, as revised on July 1, 2018, are shown below.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST T. Rowe Price Large-Cap Value Portfolio*	0.67%	0.02%	0.25%	0.00%	0.00%	0.00%	0.94%	0.04%	0.90%

*AST T. Rowe Price Large-Cap Value Portfolio
The Manager has contractually agreed to waive 0.040% of its investment management fee through June 30, 2019. This arrangement may not be terminated or modified prior to June 30, 2019 without the prior approval of the Trust’s Board of Trustees.

After the Effective Date, you should refer to the table captioned “Underlying Mutual Fund Portfolio Annual Expenses” in the “Summary of Contract Fees and Expenses” section of the Prospectus dated April 29, 2019 for the current information.

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In the “Investment Options” section of the Prospectus, information pertaining to the AST T. Rowe Price Large-Cap Value Portfolio is as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST T. Rowe Price Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.

After the Effective Date, you should refer to the “Investment Options” section of the Prospectus dated April 29, 2019 for current information.

Please note that you have the ability to transfer Account Value out of the Target Portfolio into an investment option available under your annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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